UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities and Exchange Act of 1934

Date of report (Date of earliest event reported): June 13, 2019

PHI, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Louisiana	0-9827	72-0395707
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2001 SE Evangeline Thruway, Lafayette, Louisiana		70508
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (337) 235-2452

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Voting Common Stock Non-Voting Common Stock	N/A N/A	None None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.

As previously disclosed, on March 14, 2019, PHI, Inc. (the “Company”) and its principal U.S. subsidiaries (together with the Company, the “Debtors”) filed voluntary petitions (the “Chapter 11 Cases”) in the United States Bankruptcy Court for the Northern District of Texas (the “Bankruptcy Court”) seeking relief under Chapter 11 of Title 11 of the United States Code. Additional developments in the Chapter 11 Cases are reported below.

In June 2019, the Debtors executed non-disclosure agreements (“NDAs”) with certain stakeholders (the “Stakeholders”) to facilitate discussions between the Debtors and the Stakeholders concerning the restructuring of the Debtors’ capital structure (the “Restructuring”). Certain of the stakeholders have been provided with confidential information regarding the Debtors and their respective businesses in the form of (i) a confidential information memorandum and (ii) portions of an illustrative cash collateral budget (collectively, the “Confidential Information”). The Confidential Information include certain financial projections and forecasts prepared in early 2019 (the “NDA Projections”). Pursuant to the terms and conditions of the NDAs with certain of the Stakeholders, the Company agreed to disclose publicly within a specified timeframe the Confidential Information, which materials are attached hereto as Exhibits 99.1 and 99.2 and are incorporated herein by reference. The Confidential Information, including the NDA Projections, is being furnished, in part, to satisfy the Debtors’ public disclosure obligations under the NDAs.

In connection with the Chapter 11 Cases, on June 13, 2019, the Debtors filed with the Bankruptcy Court their Second Amended Joint Plan of Reorganization (the “Second Amended Plan”), which is attached hereto as Exhibit 99.3 and is incorporated herein by reference, and the related disclosure statement for the Debtor’s Second Amended Plan (the “Disclosure Statement”), which is attached hereto as Exhibit 99.4 and is incorporated herein by reference. The Second Amended Plan reflects, among other things, restructuring terms agreed upon under the Company’s previously-disclosed settlement plan term sheet with certain creditors dated June 5, 2019. The Disclosure Statement includes updated financial projections of the Debtors as Exhibit C thereto (the “Disclosure Statement Projections” and, together with the NDA Projections, the “Projections”).

None of the Projections or other Confidential Information was prepared with a view toward public disclosure or compliance with the published guidelines of the Securities and Exchange Commission (the “SEC”) or the Public Company Accounting Oversight Board and should not be relied upon to make an investment decision with respect to the Company or the Debtors. In addition, the NDA Projections and the Disclosure Statement Projections were prepared at different points in time using different assumptions. Neither the Confidential Information nor the Projections purport to present the Company or the Debtors’ financial condition in accordance with GAAP. The Company’s independent registered public accounting firm has not examined, compiled or otherwise applied procedures to the Confidential Information or the Projections and, accordingly, does not express an opinion or any other form of assurance with respect thereto. The inclusion herein of the Confidential Information and the Projections should not be regarded as an affirmation by the Debtors that the Company will perform as projected, and neither the Confidential Information nor the Projections should be relied upon as such. None of the Company or its respective affiliates, advisors, officers, directors, partners or representatives has made, makes or is authorized in the future to make any representation to any stakeholder or other person regarding the Restructuring, the Company’s ultimate performance compared to the information contained in the Projections or that forecasted results will be achieved, and any statements to the contrary should be disregarded. None of the Company or its respective affiliates, advisors, officers, directors, partners or representatives undertakes any obligation to publicly update the Confidential Information or the Projections to reflect circumstances existing after the date when the Confidential Information or the Projections were made or prepared or to reflect the occurrence of future events.

Additional information about the Chapter 11 Cases can be found by visiting the Company’s dedicated microsite: http://restructuring.phihelico.com. Claims information can be found at: https://cases.primeclerk.com/PHI. The Company has also established a hotline to ensure a prompt response to questions, which may be accessed at +1 (844) 216-8745 in the U.S. and Canada or by dialing +1 (347) 761-3249 internationally.

The information set forth in, or incorporated by reference into, Item 7.01 of this Form 8-K (i) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section and (ii) shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing. In addition, the filing of this Form 8-K (including the exhibits hereto) shall not be deemed an admission as to the materiality of any information included or incorporated herein.

Cautionary Statements

Caution Concerning Forward-Looking Statements. This Form 8-K, including the documents incorporated by reference herein, includes various “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including the Projections. All such statements other than statements of historical fact are “forward-looking” statements, as defined by (and subject to the “safe harbor” protections under) the federal securities laws. When used herein, the words “anticipates,” “expects,” “believes,” “seeks,” “hopes,” “intends,” “plans,” “projects,” “will” and similar words and expressions are intended to identify forward-looking statements. Forward-looking statements are based on a number of judgments and assumptions as of the date such statements are made about future events, many of which are beyond the Company’s control. These forward-looking statements, and the assumptions on which they are based, (i) are not guarantees of future events, (ii) are inherently speculative and (iii) are subject to significant risks and uncertainties. Actual events and results may differ materially from those anticipated, estimated, projected or implied by the Company in those statements if one or more of these risks or uncertainties materialize, or if the Company’s underlying assumptions prove incorrect. All of the Company’s forward-looking statements are qualified in their entirety by reference to the Company’s discussion of certain important factors that could cause the Company’s actual results to differ materially from those anticipated, estimated, projected or implied in those forward-looking statements.

Factors that could cause the Company’s results to differ materially from the expectations expressed in such forward-looking statements include but are not limited to risks and uncertainties relating to the Chapter 11 Cases, including but not limited to the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Cases, the effects of the Chapter 11 Cases on the Company and its various constituents, the impact of the Bankruptcy Court rulings in the Chapter 11 Cases, the Company’s ability to obtain Bankruptcy Court approval of its plan of reorganization and the ultimate outcome of the Chapter 11 Cases in general, the length of time the Company will operate under the Chapter 11 Cases, attendant risks associated with restrictions on the Company’s ability to pursue and execute its business strategies, risks associated with third-party motions in the Chapter 11 Cases, the potential adverse effects of the Chapter 11 Cases on the Company’s liquidity, the potential material adverse effect of claims that are not discharged in the Chapter 11 Cases, uncertainty regarding the Company’s ability to retain its key personnel, uncertainty and continuing risks associated with the Company’s ability to achieve its stated goals and continue as a going concern; the Company’s ability to implement operational improvement efficiencies; the trading price and volatility of the Company’s securities, as well as other risks referenced from time to time in the Company’s filings with the SEC.

Additional factors or risks that the Company currently deems immaterial, that are not presently known to the Company, that arise in the future or that are not specific to the Company could also cause the Company’s actual results to differ materially from its expected results. Given these uncertainties, investors are cautioned not to unduly rely upon the Company’s forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or developments, changed circumstances, or otherwise. Further, the Company may make changes to its intentions or plans at any time, without notice and for any reason. For these reasons, the Company can provide no assurances as to the ultimate outcome of the Chapter 11 Cases, including the ultimate recoveries of the various classes of the Company’s claimants.

Additional Caution Concerning the Projections. The Projections were prepared by the Debtors in connection with planning for the reorganization of the Debtors, with the assistance of their advisors, to present the anticipated impact of the Company’s proposed reorganization transactions. The Projections include commentary about various adjustments, assumptions, and limitations, which you are urged to read in their entirety. Moreover, the Debtors do not undertake any obligation to update or otherwise revise the Projections to reflect circumstances that may occur after their respective dates of preparation. The Second Amended Plan and the Disclosure Statement, of which the Disclosure Statement Projections form a part, are subject to approval by the Bankruptcy Court. The Company urges you to read in their entirety each of the Second Amended Plan, the Disclosure Statement and the Confidential Information.

Caution Regarding Trading. The Company cautions that trading in the Company’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by the holders of the Company’s securities in the Chapter 11 Cases. Under the Second Amended Plan, the Company expects that its current equity holders may experience a significant or complete loss of their investment, depending on the ultimate outcome of the Chapter 11 Cases.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Confidential Information (Confidential Information Memorandum)

99.2	Confidential Information (portions of an illustrative cash collateral budget)

99.3	Second Amended Plan, dated June 13, 2019

99.4	Disclosure Statement, dated June 13, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

PHI, Inc.

Date: June 18, 2019	By:	/s/ Trudy P. McConnaughhay
Trudy P. McConnaughhay
Chief Financial Officer and Secretary

4